SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2005

Alcan Inc.
(Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2 (Address of principal executive offices, including postal code)

(514) 848-8000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Paragraphs (c) and (d): The Board of Directors has chosen Richard Evans, Executive Vice President, to succeed Travis Engen, following Mr. Engen's retirement at the end of his contract in March 2006, as the Company's President and Chief Executive Officer. Effective immediately, Mr. Evans has been appointed Chief Operating Officer of Alcan Inc. and has also been elected to the Board as a Director. Also effective immediately, Michael Hanley, Executive Vice President, who was Interim Chief Financial Officer has been appointed as Chief Financial Officer of Alcan Inc. Required information appears in the attached Exhibits.

The terms of the employment agreements of Messrs Evans and Hanley are described in the Proxy Circular pp. 19-21 filed as Exhibit 99.2 to the Annual Report on Form 10-K for the year ended December 31, 2004.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

     (c)                 Exhibits

              (99.)

              99.1          Press release of Alcan Inc., dated October 19, 2005.

                                                  99.2          Biographical Notes - Richard Evans

                                                  99.3          Biographical Notes - Michael Hanley

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

BY:	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: October 19, 2005

EXHIBIT INDEX

Exhibit

Number                                                                                                                                        Description

(99.)

99.1                                                                                                                  Press release of Alcan Inc., dated October 19, 2005.

99.2                                                                                                                  Biographical Notes - Richard Evans

99.3                                                                                                                  Biographical Notes - Michael Hanley